Corporate Presentation January 2024 Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved Exhibit 99.2

Forward-Looking Statements This presentation contains express or implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements that are based on our management's belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and other facts, which are, in some cases, beyond our control and which could materially affect results. If one or more of these risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties inherent in clinical trials and the drug development process, including that the results of early clinical trials may not be predictive of the successes of later clinical trials, the process of designing and conducting preclinical and clinical trials, the regulatory approval processes, the timing of regulatory filings, the challenges associated with manufacturing drug products, Fusion’s ability to successfully establish, protect and defend its intellectual property, Fusion’s ability to access actinium-225, and other matters that could affect the sufficiency of existing cash to fund operations. For a discussion of other risks and uncertainties, and other important factors, see the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as well as other risks detailed in the Company’s subsequent filings with the Securities and Exchange Commission. You should read this presentation and the documents that we reference in this presentation completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also contains estimates, projections and other information concerning our industry, our business and the markets for our product candidates. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market, and other data from our own internal estimates and research as well as from reports, research, surveys, studies, and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we are not aware of any misstatements regarding any third-party information presented in this presentation, their estimates, in particular, as they relate to projections, involve numerous assumptions, are subject to risks and uncertainties and are subject to change based on various factors. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Fusion is a Leader in the Radiopharmaceutical Space Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved 3 Positioned to be first Ac-PSMA targeted radiotherapy to market for treatment of post-lutetium mCRPC, if approved; achieved alignment with FDA on potential registration pathway Lead Program AcPSMA in Phase 2/3 Actinium & Manufacturing Advantages Platform-Validating Partnership Diversified Clinical-Stage Pipeline Early investments in 225Ac & a fully operational manufacturing facility designed to meet supply demands provides strategic advantage Collaboration with AstraZeneca leveraging Fusion’s platform and deep expertise Novel targeted alpha therapies (TATs) including next-gen ADCs to move the field beyond NETs and prostate cancers Creating cancer therapies by harnessing the potency and precision of targeted alpha therapies

Lead Program: FPI-2265 Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

FPI-2265 is Currently the Most Advanced Actinium-Based PSMA Targeted Radiotherapy in Development

Fusion Pharmaceuticals Inc.

- **More than 300 patients treated with ^{225}Ac-PSMA globally, including ~100 post-^{177}Lu-PSMA**
  - Achieved clinical POC in mCRPC
  - Safety results supportive of developability (manageable hematological toxicity and xerostomia)
  - Responses seen in patients naïve to and treated with ^{177}Lu-PSMA
- **Potential to change the mCRPC treatment paradigm**
  - FPI-2265 monotherapy: first opportunity is in post-Pluvicto patients, a significant and rapidly growing market
    - PSMAfore data show opportunity for Pluvicto to move ahead of taxanes; FPI-2265 will follow upline, if approved
  - Potential to expand into earlier lines of therapy with combinations

TATCIST Subject #4 - Complete Response (by PSMA-PET scan)


x 2

Radiographic assessment by PSMA PET

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Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Target Enrollment Complete in TATCIST Study: Data Readout Anticipated in April 2024

Fusion

Expectations for ~25-30 patient Phase 2 data readout:

- Generally consistent with previously published data
- PSA50 response: ~30-50%
- Mix of patients who are pre- and post-lutetium, with majority naïve to Pluvicto
- Safety profile mostly limited to manageable xerostomia (Grade 1/2) and low rate of high-grade myelotoxicity

Factors impacting patient response:

- Number of prior lines of therapies, including ^{177}Lu-PSMA and taxanes
- General patient characteristics; e.g. superscan, performance status, liver metastases
- PSMA PET uptake (Low PSMA, negative lesions, SUV mean)

FPI-2265 Program Evolution

IST study initiation: Enrolled pre-Pluvicto patients

↓

Fusion acquired TATCIST & executed protocol amendments

↓

Fusion aligned with FDA on potential registration pathway

↓

Fusion to initiate Phase 2/3 study

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Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Fusion Aligns with FDA on Potential Registrational Pathway
Phase 2/3 Study Initiation Expected in Q2 2024

Trial designed to select the recommended Phase 3 regimen; completion of enrollment of Phase 2 portion in 2024, consistent with original timelines

- Based on literature and TATCIST data 100 kBq/kg administered every 8 weeks is known to be a safe and active dose regimen
  - Opportunity to further optimize benefit/risk ratio FPI-2265 prior to initiating the Phase 3 portion of the study
  - Exploring alternate regimens with higher dosing frequency while keeping cumulative dose and duration of treatment the same
- Phase 3 design based on prior precedents: Pivotal open label randomized controlled study of FPI-2265



Phase 2
n=60
Randomize
1:1:1
100kBq/kg every 8 weeks
75kBq/kg every 6 weeks
50kBq/kg every 4 weeks
Endpoints
PSA50
AE/SAEs
Dose Selection
Phase 3
n=550
Randomize
2:1
FPI-2265 Recommended Regimen
ARAT Switch
Endpoints:
Primary
rPFS
Secondary
ORR
OS
PSA50

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Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Significant and Rapidly Growing Market in PLUVICTO™ Patients Expands Potential FPI-2265 Opportunity

In Phase 3 VISION trial (PLUVICTO™):

- > 50% of patients did not respond (> 50%)
- Median duration of response was <10 months (<10 mo.)
- 37% of patients went on to another therapy (37%)

Current PLUVICTO™ use *(post-taxane)*

mCRPC *(US+EU4/UK, 2023)*		
1L	2L	**3L+**
65K	42K	**24K**

→ Post-lutetium population after 3L

PLUVICTO™ use post-PSMAFore approval *(pre- & post-taxane)*

mCRPC *(US+EU4/UK, 2028)*		
1L	**2L**	**3L+**
70K	**45K**	**25K**

→ Post-lutetium population after 1L

Potential FPI-2265 market opportunity:

~$1B in post-Lu setting

Multi-Billion $ in earlier-line pre-Lu setting

Source: VISION results per clinicaltrials.gov (NCT03511664); ^{177}Lu-PSMA-617 radiographic ORR = 29.8%, mDOR = 9.8 mo.; PSA50 = 46%; duration of PSA response = 8.9 mo.
Patient (drug-treated) and sales projections per GlobalData
*further upside in 1L mCRPC where patients receive ^{177}Lu in the HSPC setting and then progress to mCRPC (i.e. post-PSMAddition approval))
VISION: post-chemo mCRPC Ph3, PSMAfore: pre-chemo mCRPC Ph3, PSMAddition: mHSPC Ph3

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Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

FPI-2265 Program Milestones Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved Milestone Timing Preliminary TATCIST Data from approximately 25-30 Patients April 2024 Initiate Phase 2/3 Registration Study Q2 2024 Initiate Combination Trial with Olaparib 1H 2024 Completion of Phase 2 Study Enrollment Q4 2024 Phase 3 Initiation 2025

Actinium Supply & Manufacturing Capabilities Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Alpha-Emitting Radioisotopes Represent the Future of Radiopharma

Alphas' advantage over betas

- Double vs single strand DNA breaks create greater physical damage to cancer cells
- In preclinical studies, shorter range and higher energy transfer rates resulted in more effective tumor kill at lower injected radiation doses AND reduced off-target exposure
- Strong immune response; preclinical data showed the potential for synergies with I/O and DDRi
- Active in hypoxic tumors

Actinium is an ideal alpha emitter for targeted radiotherapy

- 10-day half-life allows for centralized manufacturing and distribution to clinical sites in ready-to-use form
- Observed to emit multiple alpha particles in rapid succession to maximize damage to cancer cells
- Fusion's robust preclinical data consistently showed the superiority of actinium over multiple other isotopes
- Actinium-based therapies have been dosed at high levels in clinical trials and showed encouraging safety data


Ac-225
Fr
At
Bi
Tl
α
Particles
Cancer Cell

Source: Pouget J-P and Constanzo J (2021) Revisiting the Radiobiology of Targeted Alpha Therapy. Front. Med. 8:692436. doi: 10.3389/fmed.2021.692436

11 Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Fusion’s Actinium Supply Designed to Provide Execution Advantage Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved Clinical Site Ac-225 Generator On demand Ra-225 Fusion’s multiple strategic actinium supply agreements provide Preferential access and pricing to actinium Ability to scale to meet anticipated Phase 3 and potential commercial needs Onsite actinium production builds capacity and flexibility into our manufacturing schedule and global distribution TAT Production Generator technology through collaboration with BWXT Medical enables actinium-225 production on site at Fusion’s GMP manufacturing facility without the significant capital investment and operating costs and risks of cyclotron-based methods Ra-225 continually decays to Ac-225 Ra-225 can be produced from a naturally occurring element

Fusion is Built on a Foundation of Radiopharmaceutical Manufacturing Expertise Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved Internal GMP manufacturing is fully operational: FPI-2265 (225AcPSMA) doses being shipped Clinical & potential commercial supply capabilities Capacity designed to produce 100,000+ doses annually Located in an established transportation hub for medical isotopes with decades of experience shipping products globally

Moving the Field Beyond Prostate and NETs: Fusion’s Clinical-Stage Pipeline Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Unlocking the Potential of Radiopharmaceuticals in Cancers Outside of the Few Current Approved Indications Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved Discovery Preclinical/ IND Enabling Phase 1 Phase 2 Phase 3 FPI-2265* FPI-1434* FPI-2059 FPI-2068 Solid Tumors Expressing IGF-1R Solid Tumors Expressing NTSR1 Solid Tumors Expressing EGFR-cMET mCRPC Clinical-Stage Pipeline Pursuing a Variety of Solid Tumor Types Including Lung, Ovarian, Sarcoma and Pancreatic *Company intends to also pursue combination therapy programs

Fusion’s Pipeline: Next Generation ADCs Using Lessons from PSMA PSMA SMDC vs. PSMA RLT in mCRPC Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved Morris et al. (2017) J Clin Oncol 35, suppl; abstr 5038 PSA Best % change from Baseline EC1169 (PSMA-tubulysin) Pluvicto (177Lu-PSMA-617) Hofman et al. (2018) Lancet Oncol 19:825–33 PSA Best % change from Baseline

FPI-1434 Phase 1 Trial: A First-of-its-Kind Antibody-Based Targeted Alpha Therapy Study for Solid Tumors

- Using alpha emitters in place of chemical toxins in ADCs represents a significant yet untapped opportunity
- Alphas also have the potential to "resurrect" naked antibodies which can target, but not effectively kill, cancer cells

Example

- IGF-1R: Well-established cancer biomarker found on most solid tumors where blocking the target failed to stop tumor growth

- Fusion's initial approach involved dosing with the highest possible concentration of radiolabeled antibody
  - We observed toxicity at higher doses (thrombocytopenia) precluding delivering multiple cycles
- Fusion's second dosing regimen involved pre-administration of a small amount (0.5 mg/kg) of the parent (cold) antibody to reduce off-tumor binding
- Results showed improved safety and biodistribution

FPI-1434: An IGF-1R antibody carrying ^{225}Ac: Delivering DNA damaging alpha radiation to solid tumors



"Cold" IGF-1R Antibody



"Hot" IGF-1R antibody: FPI-1434

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Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Cohort 1 in Cold+Hot Dosing Regimen Showed Promising Results that Supported Dose Escalation In June 2023, Fusion reported data from the first cold+hot dosing cohort at 15 kBq/kg: No DLTs, limited to transient Grade 1 or less thrombocytopenia 2/3 patients showed stable disease; ovarian patient received 5 cycles of therapy Dose escalated to 25 kBq/kg 18 Cold Antibody Sub Study: Results show ability to tune PK, increasing tumor uptake and decreasing dose to normal tissue Spleen Spleen Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Encouraging Safety and Early Signals of Antitumor Activity at 25 kBq/kg Safety: 2 out of 3 patients completed DLT period No DLTs, limited to transient Grade 1 or less thrombocytopenia (comparable to 15 kBq/kg) Activity: One patient (chordoma) showed stable disease; received 4 cycles of therapy One patient (Ewing sarcoma) showed lesion shrinkage after a single dose Heavily pre-treated Ewing sarcoma patient, including chemotherapy combined with ganitumab (an IGF-1R antibody) and mixed response after most recent nivolumab/ipilimumab treatment Plan to share more detailed FPI-1434 data and next steps around mid-year Baseline PET-CT 09/07/2023 Follow up PET-CT 12/21/2023 Surgical clip Encouraging early results show ability to target solid tumors with antibody-based TATs to create “next-generation ADCs” Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Fusion’s Early-Stage Pipeline Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Recognizing the Potential of TATs as Next Generation ADCs with AstraZeneca Collaboration

First Program Under Our Multi-Asset Agreement: Dual targeting of validated EGFR & cMET.
Combining the power of actinium and precision targeting of bispecifics to address both EGFR mutant & wild type cancers

Phase 1 Ready Program


EGFR binding
cMET binding
Ac-225
Fusion's *FastClear*™ Linker

Non-Small Cell Lung Cancer Model


Durable tumor regression observed in treated mice out to day 40
Relative Tumour Volume (RTV)
Days after treatment initiation
0
2
4
6
8
10
25
50
75
Vehicle control
Cold antibody
FPI-2068 92.5 kBq/kg
FPI-2068 185 kBq/kg
FPI-2068 370 kBq/kg
FPI-2068 740 kBq/kg

Collaboration leverages AstraZeneca's antibody engineering and oncology expertise with Fusion's radiopharmaceutical capabilities to produce novel targeted alpha therapies under co-fund and co-development program

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Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

FPI-2059: A small molecule TAT targeting *Neurotensin Receptor 1* (NTSR1)
Currently in Phase 1 dose escalation

Fusion acquired the small molecule ^{177}Lu radiopharmaceutical, IPN-1087, from Ipsen

- Human imaging data
- Promising early clinical safety data

Imaging Shows Targeted Uptake In NTSR1 Positive Tumors



Colorectal Cancer Patient



SPECT Overview
SPECT/CT, coronal
SPECT/CT, axial

Baum et al., JNM, 2017 (also published JNM, 2018 May 59(5):809-814)

Early trials were focused on CRC, PDAC & Gastric cancers

Replace ^{177}Lu with ^{225}Ac

^{225}Ac-IPN-1087 Shows Single Dose Tumor Kill In Preclinical Models



Relative tumor volume (RTV)
Days after treatment initiation
Vehicle
37 kBq/kg
111 kBq/kg

Tumor regression with actinium-based FPI-2059 is achieved at doses **1500x-lower** than the lutetium-based compound

FPI-2059 augments Fusion's portfolio with a small molecule-based TAT in areas where there is high unmet medical need

Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Fusion's Radiopharmaceutical & Oncology Drug Development Expertise

Fusion



CEO
John Valliant, PhD



CMO
Dmitri Bobilev, MD



CTO
Eric Burak, PhD



CFO
John Crowley, CPA



CHIEF OF STAFF
Cara Ferreira, PhD



CSO
Chris Leamon, PhD



PRESIDENT & CBO
Mohit Rawat



CLO
Maria Stahl, JD

Fusion's team has deep radiopharmaceutical & oncology expertise:

- Created and operated a global radiopharmaceutical manufacturer
- Developed multiple radiopharmaceuticals, including targeted alpha therapies
- Developed a PSMA-targeted radiopharmaceutical acquired by Novartis
- Lead R&D at Nordion, a global leader in medical isotope and radiopharmaceutical production
- Lead commercial portfolio within Novartis Oncology; multiple commercial launches in various disease areas abbvie · charles river · cpdc Centre for Probe Development and Commercialization · ENDOCYTE · Idenix Pharmaceuticals · Rib-X Pharmaceuticals · Ironwood · Merus · NOVARTIS · TETRAPHASE PHARMACEUTICALS · VERTEX · nordion · SEPRACOR

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Unaudited Financials and 2024 Milestones

Fusion Pharmaceuticals Inc.

Unaudited Financials

~$287M*

Pro Forma Cash, Cash Equivalents and Investments

Extended Cash Runway

Cash to Fund Operations

extended into Q4 2025

**Pro forma 9/30/23 cash, cash equivalents and investments include subsequent proceeds from ATM sales of $65 million and expected draw down of $15 million tranche available under Oxford debt facility*

Milestone	Timing
FPI-2265: Preliminary TATCIST Data from ~25-30 Patients	**April 2024**
FPI-2265: Initiate Phase 2/3 Study	**Q2 2024**
FPI-1434: Detailed FPI-1434 Cohort 2 data and next steps	**Mid-2024**
FPI-2265: Initiate Combination Trial with Olaparib	**1H 2024**
FPI-2265: Completion of Phase 2 Study Enrollment	**Q4 2024**

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Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved

Fusion is a Leader in the Radiopharmaceutical Space Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved 25 Achieved alignment with FDA on potential registration pathway Lead Program AcPSMA in Phase 2/3 Actinium & Manufacturing Advantages Creating Next-Generation ADCs GMP radiopharma manufacturing facility fully operational and producing and shipping clinical doses Early evidence that antibodies can precisely and safely deliver an active dose of actinium to solid tumors

www.FusionPharma.com Copyright © 2024 Fusion Pharmaceuticals Inc. All Rights Reserved Thank You